SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: September 23, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      Norwest Asset Securities Corporation
--------------------------------------------------------------------------------



       Delaware                                          52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)



7485 New Horizon Way
Frederick, Maryland                                                  21703
--------------------------------------------------------------------------------
Address of principal executive offices                             (Zip Code)



                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events
         ------------
                      Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the
        Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Greenwich Capital Markets, Inc. which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                      Description
-----------                      -----------
        (99)                     Computational Materials
                                 prepared by Greenwich Capital
                                 Markets, Inc. in connection with
                                 Norwest Asset Securities
                                 Corporation, Mortgage Pass-Through
                                 Certificates, Series 1999-25

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NORWEST ASSET SECURITIES CORPORATION


September 23, 1999

                                          By:  /s/ Allan S. McKenney
                                               ---------------------------------
                                               Allan S. McKenney
                                               Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                               Paper (P) or
Exhibit No.         Description                                Electronic (E)
-----------         -----------                                --------------
   (99)             Computational Materials                           P
                    prepared by Greenwich Capital
                    Markets, Inc. in connection with
                    Norwest Asset Securities
                    Corporation, Mortgage
                    Pass-Through Certificates,
                    Series 1999-25